EXHIBIT 99.1

                        SUBSCRIPTION AGREEMENT

          SUBSCRIPTION AGREEMENT (the "AGREEMENT"), dated as of February 11, 1998, by and among The Panda Project, Inc., a Florida corporation (the "COMPANY"), and the investors listed on the Schedule of Subscribers attached hereto (individually, a "SUBSCRIBER" and collectively, the "SUBSCRIBERS").

          WHEREAS:

          A. The Company and the Subscribers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D
("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

          B. The Company has authorized the following new series of its Preferred Stock, par value $.01 per share (the "PREFERRED STOCK"): the Company's Series A Convertible Preferred Stock (the "SERIES A PREFERRED SHARES"), which shall be convertible into shares of the Company's Common Stock, par value $.01 per share (the "COMMON STOCK") (as converted, the "CONVERSION SHARES"), in accordance with the terms of the Fourth Articles of Amendment and Restated Articles of Incorporation of the Company, substantially in the form attached hereto as Exhibit A (the "CERTIFICATE OF DESIGNATIONS");

          C. The Subscribers wish to purchase, upon the terms and conditions stated in this Agreement, initially an aggregate of 600 of the Series A Preferred Shares (the "INITIAL PREFERRED SHARES") and, in connection with such purchase, shall receive warrants (the "WARRANTS"), in the form attached hereto as Exhibit B, to purchase an aggregate of 150,000 shares of Common Stock (the "INITIAL WARRANT SHARES");

          D. Subject to the terms and conditions set forth in this Agreement, the Company shall on one occasion have the right to cause the Subscribers to purchase an aggregate of 400 Series A Preferred Shares (pro rata based on the number of Initial Preferred Shares each Subscriber purchased in relation to the aggregate number of Initial Preferred Shares purchased by all of the Subscribers) (the "PUT PREFERRED SHARES") (the Initial Preferred Shares and the Put Preferred Shares collectively are referred to in this Agreement as the "PREFERRED SHARES") and, in connection with such purchase, the Subscribers shall receive WARRANTS to purchase an aggregate of 100,000 shares of Common Stock (pro rata based on the number of Put Preferred Shares each Subscriber purchased in relation to the aggregate number of Put Preferred Shares purchased by all of the Subscribers) (the "PUT WARRANT SHARES") (the Initial Warrant Shares and the Put Warrant Shares collectively are referred to in this Agreement as the "WARRANT SHARES"); and

E. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit C (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

          NOW THEREFORE, the Company and the Subscribers hereby agree as follows:

          1.  PURCHASE AND SALE OF PREFERRED SHARES.

             a. Purchase of Preferred Shares. Subject to satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a) below, (i) the Company shall issue and sell to the Subscribers and the Subscribers severally shall purchase from the Company an aggregate of 600 Initial Preferred Shares, and (ii) the Company shall deliver to the Subscribers Warrants to purchase the Initial Warrant Shares, each in the respective amounts set forth opposite each Subscriber's name on the Schedule of Subscribers (the "INITIAL CLOSING"). Subject to the satisfaction (or waiver) of the conditions set forth in Sections 1(d), 1(e), 6(b) and 7(b) below, the Company may require that each Subscriber purchase its pro rata portion of the Put Preferred Shares (based on the number of Initial Preferred Shares each Subscriber purchased in relation to the aggregate number of Initial Preferred Shares purchased by all of the Subscribers) (the "PUT CLOSING"). The Initial Closing and the Put Closing collectively are referred to in this Agreement as the "CLOSINGS." The purchase price (the "PURCHASE PRICE") of each Preferred Share at each of the Closings shall be $10,000.00.

             b. The Initial Closing Date. The date and time of the Initial Closing (the "INITIAL CLOSING DATE") shall be 10:00 a.m. Eastern Standard Time, within two (2) business days following the date hereof, subject to satisfaction (or waiver) of the conditions to the Initial Closing set forth in Sections 6(a) and 7(a) below (or such later date as is mutually agreed to by the Company and the Subscribers). The Initial Closing shall occur on the Initial Closing Date at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4677.

             c. The Put Closing Date. The date and time of the Put Closing (the "PUT CLOSING DATE") shall be 10:00 a.m. Eastern Standard Time, on the date specified in the Company's Put Share Notice (as defined below), subject to satisfaction (or waiver) of the conditions to the Put Closing set forth in Sections 6(b) and 7(b) and the conditions set forth in Section 1(d) (or such later date as is mutually agreed to by the Company and the Subscribers). During the period beginning on and including the date on which the first Registration Statement (as defined in the Registration Rights Agreement) becomes effective and ending on the date which is one year subsequent to such date (the "PUT NOTICE PERIOD"), but subject to the requirements of Sections 6(b) and 7(b) and satisfaction of the Put Notice Conditions (as defined in Section 1(d) below), the Company on only one occasion may require each Subscriber to purchase Put Preferred Shares by delivering written notice to each of the Subscribers (a "PUT SHARE NOTICE") during the Put Notice Period at least 45 days (the "PUT SHARE NOTICE DATE") prior to the Put Closing Date set forth in the Company's Put Share Notice. The Company's Put Share Notice shall set forth (i) each Subscriber's pro rata portion (based on the number of Initial Preferred Shares each Subscriber purchased in relation to the aggregate number of Initial Preferred Shares purchased by all of the Subscribers) of the aggregate number of Put Preferred Shares, which aggregate number shall not exceed 400 Preferred Shares, (ii) the aggregate Purchase Price for each such Subscriber's Put Preferred Shares and (iii) the date selected by the Company for the Put Closing Date. The Put Closing shall occur on the Put Closing Date at the offices set forth in Section 1(b). The Initial Closing Date and the Put Closing Date collectively are referred to in this Agreement as the "CLOSING DATES."

             d. The Put Notice Conditions. Notwithstanding anything in this Agreement to the contrary, the Company shall not be entitled to deliver a Put Share Notice and require the Subscribers to purchase the Put Preferred Shares unless, in addition to the satisfaction of the requirements of Sections 6(b) and 7(b), all of the following conditions (the "PUT NOTICE CONDITIONS") are satisfied:

          (i) The Company's stockholders shall have approved the issuance of the Securities (as defined below) on or prior to the Put Share Notice Date, unless the Company shall have been advised in writing by The Nasdaq Stock Market, Inc. (or The New York Stock Exchange, Inc. ("NYSE") or The American Stock Exchange, Inc. ("AMEX"), if the Common Stock is then listed on such exchange) that the rules of such exchange would not require the approval of the stockholders of the Company for the issuance of a number of Conversion Shares equal to at least 19.99% of the number of shares of Common Stock issued and outstanding on the Initial Closing Date.

          (ii) During the period beginning 60 days prior to the Put Closing Date and ending on and including the Put Closing Date, a Registration Statement (as defined in the Registration Rights Agreement) at all times shall be effective and available for the sale of no less than 150% of the sum of (A) the number of Conversion Shares that would be issuable upon the conversion of all outstanding Initial Preferred Shares at a conversion price of $6.00 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) and (B) the Initial Warrant Shares.

          (iii) During the period beginning 90 days prior to the Put Closing Date and ending on and including the Put Closing Date, the Common Stock is designated for quotation on the Nasdaq National Market, NYSE or AMEX and is not suspended from trading on such market or such exchange.

          (iv) No event constituting a Paragraph 4 Transaction or a Triggering Event (each as defined in the Certificate of Designations), including an agreement to consummate a Paragraph 4 Transaction, or a Triggering Event shall have occurred during the period beginning on the Initial Closing Date and ending on and including the Put Closing Date.

          (v) On each day during the period beginning 20 days prior to the Put Notice Date and ending on and including the Put Closing Date, the Market Price for shares of Common Stock (as defined in the Certificate of Designations) shall not be less than $6.00 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such Shares).

          (vi) During the period beginning on the Initial Closing Date and ending on and including the Put Closing Date, the Company shall have at all times delivered Conversion Shares upon conversion of the Preferred Shares on a timely basis as set forth in the Certificate of Designations and otherwise shall have been in compliance with and shall not have breached the provisions of the Transaction Documents (as defined below) and the Certificate of Designations.

          (vii) The Company shall not have previously delivered a Put Share Notice.

          (viii) The Company will be in compliance with Section 5 below with respect to transfers of the Conversion Shares and Warrant Shares and all restrictions on trading of Conversion Shares issued or issuable upon conversion of such Preferred Shares shall have been lifted prior to delivery by the Company of the applicable Put Share Notice to the Subscribers.

          (ix) There is no action, suit, claim, investigation, occurrence or proceeding pending, or to the knowledge of the Company, threatened which, if adversely determined would have a Material
Adverse Effect, as defined below.

             e. Form of Payment. On each of the Closing Dates, (i) each Subscriber shall pay the aggregate Purchase Price to the Company for the Preferred Shares to be issued and sold to such Subscriber at the respective Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and
(ii) the Company shall deliver to each Subscriber, stock certificates (in the denominations as such Subscriber shall request) (the "STOCK CERTIFICATES") representing such number of the Preferred Shares which such Subscriber is then purchasing (as indicated opposite such Subscriber's name on the Schedule of Subscribers), duly executed on behalf of the Company and registered in the name of such Subscriber or its designee, together with Warrants to purchase 25,000 Warrant Shares for each $1,000,000 of Purchase Price paid by the Subscribers to the Company on such Closing Date.

          2.  SUBSCRIBER'S REPRESENTATIONS AND WARRANTIES.

          Each Subscriber represents and warrants with respect to only itself that:

          a. Investment Purpose. Such Subscriber (i) is acquiring the Preferred Shares and the Warrants and (ii) upon conversion of the Preferred Shares or the Warrants, will acquire the Conversion Shares or Warrant Shares, as the case may be, then issuable (the Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "SECURITIES"), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Subscriber does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

          b.  Accredited Investor Status.  Such Subscriber is an
"accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D and has delivered an Investor Questionnaire to the Company in the form set forth as Exhibit F hereto.

          c. Reliance on Exemptions. Such Subscriber understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of such Subscriber to acquire such Securities.

          d. Information. Such Subscriber and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Subscriber, including all SEC Documents (as defined below). Such Subscriber and its advisors, if any, have been afforded the opportunity to review materials and to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Subscriber or its advisors, if any, or its representatives shall modify, amend or affect such Subscriber's right to rely on the Company's representations and warranties contained in
Section 3 below. Such Subscriber understands that its investment in the Securities involves a high degree of risk and such Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

          e. No Governmental Review. Such Subscriber understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

          f. Transfer or Resale. Such Subscriber understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Subscriber shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Subscriber provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto)("Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

          g. Legends. Such Subscriber understands that the certificates or other instruments representing the Preferred Shares and the Warrants and, until such time as the sale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.


          The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are sold pursuant to registration under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of such Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that such Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. Each Subscriber acknowledges, covenants and agrees to sell the Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement effective under the 1933 Act, or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the 1933 Act.

          h. Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Subscriber and is a valid and binding agreement of such Subscriber enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

          i. Residency. Such Subscriber is a resident of that country specified in the Schedule of Subscribers.

          j. Section 9 of the Securities Exchange Act. So long as a Subscriber holds any Preferred Shares, such Subscriber will comply at all times with the provisions of Section 9 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations promulgated thereunder with respect to transactions involving the securities of the Company.

          3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company represents and warrants to each of the Subscribers that:

          a. Organization and Qualification. The Company and its subsidiaries (a complete list of which is set forth in Schedule 3(a)) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith. The corporate status of the Company's sole subsidiary listed on Schedule 3(a) is inactive and such corporation is immaterial to the business of the Company.

          b. Authorization; Enforcement; Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 7(a)(x)) and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS"), and to issue, sell and deliver the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents and the Certificate of Designations by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Preferred Shares and the Warrants and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion thereof and the Warrant Shares issuable upon exercise of the Warrants, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies, and (v) prior to each of the Closing Dates, the Certificate of Designations has been filed with the Secretary of State of the State of Florida and will be in full force and effect, enforceable against the Company in accordance with its terms.

          c. Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, of which 12,215,522 shares are issued and outstanding, 3,613,103 shares are reserved and available for issuance pursuant to the Company's stock option and purchase plans and outstanding warrants to purchase Common Stock, and no shares are reserved for issuance pursuant to any other securities (other than the Preferred Shares and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 2,000,000 shares of Preferred Stock, of which, as of the date hereof, none are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and outstanding and fully paid and nonassessable. Except as disclosed in Schedule 3(c), no shares of Common Stock or Preferred Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in Schedule 3(c), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement) and (iv) there are no outstanding securities of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem or purchase a security of the Company or any of its subsidiaries. Except as disclosed in Schedule 3(c), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement. The Company has furnished to the Subscribers true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "ARTICLES OF INCORPORATION"), and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto. The Company owns all of the outstanding stock of each of its subsidiaries. There are no securities of the Company or any of its subsidiaries which have been issued in violation of federal or state securities laws.

          d. Issuance of Securities. The Preferred Shares and the Warrants are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable, (ii) free from all taxes, liens and charges with respect to the issue thereof and (iii) entitled to the rights and preferences set forth in the Certificate of Designations and the Warrants, respectively. 2,775,000 shares of Common Stock (subject to adjustment pursuant to the Company's covenant set forth in Section 4(f) below) have been duly authorized and reserved for issuance upon conversion of the Preferred Shares and 225,000 shares of Common Stock have been duly authorized and reserved for issuance upon exercise of the Warrants. Upon conversion in accordance with the Certificate of Designations, the Conversion Shares and, upon exercise in accordance with the terms of the Warrants, the Warrant Shares, will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities is exempt from registration under the 1933 Act.

          e. No Conflicts. Except as disclosed in Schedule 3(e), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby (including, without limitation, the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of Preferred Stock of the Company or the By-laws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except to the extent that matters within clauses (ii) and (iii) immediately above would not have a Material Adverse Effect. Except as disclosed in Schedule 3(e), neither the Company nor any of its subsidiaries is in violation of any term of or in default under (i) the Articles of Incorporation, any Certificate of Designation, Preferences and Rights of any outstanding series of Preferred Stock or the By-laws or their organizational charter or by-laws, respectively, or (ii) any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries, except to the extent that such violation (with respect to clause (ii) only) or default would not have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, rule or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, the Certificate of Designations or the Warrants in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to each of the Closing Dates hereof and are in full force and effect. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company is not in violation of the listing requirements of the Nasdaq National Market as in effect on each of the Closing Dates and is not aware of any facts which would reasonably lead to delisting of the Common Stock by the Nasdaq National Market in the foreseeable future, including, without limitation, the issuance of the Initial Preferred Shares, the Conversion Shares, the Warrants and the Initial Warrant Shares.

          f. SEC Documents; Financial Statements. Since December 31, 1995, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to each of the Closing Dates and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has made available to each Subscriber or its respective representatives true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Subscribers which is not included in the SEC Documents, including, without limitation, information referred to in
Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Neither the Company nor any of its subsidiaries or any of their officers, directors, employees or agents have provided the Subscribers with any material, nonpublic information.

          g.  Absence of Certain Changes.  Except as disclosed in
Schedule 3(g), since December 31, 1995 there has been no material adverse change and no material adverse development in the business, properties, assets, operations, results of operations, financial condition or prospects of the Company or its subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law for itself or any of its subsidiaries nor does the Company or any of its subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

          h. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's subsidiaries or any of the Company's or the Company's subsidiaries' officers or directors in their capacities as such, except as expressly set forth in Schedule 3(h).

          i. Acknowledgment Regarding Subscribers' Purchase of Preferred Shares. The Company acknowledges and agrees that each of the Subscribers is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that each Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any of the Subscribers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to such Subscriber's purchase of the Securities. The Company further represents to each Subscriber that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

          j. No Undisclosed Events, Liabilities, Developments or Circumstances. No material event, liability, development or circumstance has occurred or exists, with respect to the Company or its subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement (including by way of incorporation by reference) filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

          k. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

          l. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Nasdaq National Market, nor will the Company or any of its subsidiaries take any action or steps that would require registration of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

          m. Employee Relations. Neither the Company nor any of its subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. Neither the Company nor any of its subsidiaries is a party to a collective bargaining agreement, and the Company and its subsidiaries believe that relations with their employees are good. Each of the Company and its subsidiaries is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the rules and regulations thereunder ("ERISA"); all "employee benefit plans" (as defined in ERISA) under which the Company or any of its subsidiaries has or could have any liability have been administered in accordance with their terms in all material respects; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of its subsidiaries has or could have any liability; neither the Company nor any of its subsidiaries (i) has incurred or expects (or should expect) to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan" or (ii) is in default in the timely payment of all amounts required to be paid under
Section 412 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.
          n. Intellectual Property Rights. To the knowledge of the Company, the Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights to conduct their respective businesses as now conducted, except to the extent that the failure to possess such rights or licenses would not have a Material Adverse Effect, and except further to the extent that the Company or its subsidiaries lack such rights or licenses, they are using or shall use commercially reasonable efforts to secure such rights or licenses.
The Company and its subsidiaries do not have any knowledge of any infringement by the Company or any of its subsidiaries of any trademark, trade name, right, patent, patent right, copyright, invention, license, service name, service mark, service mark registration, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 3(n), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or any of its subsidiaries regarding any trademark, trade name, right, patent, patent right, copyright, invention, license, service name, service mark, service mark registration, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing, except for such facts and circumstances which would not have a Material Adverse Effect.

          o.  Environmental Laws.  The Company and its subsidiaries
(i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except to the extent that the matters within clauses (i), (ii) and (iii) above would not have a Material Adverse Effect.

          p. Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, except to the extent that the failure to have good and marketable title would not have a Material Adverse Effect, in each case free and clear of all liens, encumbrances and defects, except such as are described in
Schedule 3(p) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries. Any real property and facilities held under lease by the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries. The security interest granted to Helix (PEI) Inc. ("Helix") described in Schedule 3(p) will be released upon repayment of the loans made by Helix to the Company referred to in Schedule 3(p).
          q. Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

          r. Regulatory Permits. The Company and its subsidiaries possess all certificates, authorizations, approvals, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except to the extent that the failure to possess such certificates, authorizations, approvals, licenses and permits would not have a Material Adverse Effect; and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, approval, license or permit.

          s. Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          t.  No Materially Adverse Contracts, Etc.  Neither the
Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect.

          u. Tax Status. Except as set forth on Schedule 3(u), the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

          4.  COVENANTS.

          a. Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

          b. Form D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing. The Company shall, on or before each of the Closing Dates, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Subscribers at each of the Closings pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Subscribers on or prior to the Closing Date.

          c. Reporting Status. Until the date as of which no Warrants are exercisable and the Investors (as that term is defined in the Registration Rights Agreement) shall have sold all the Conversion Shares and none of the Preferred Shares is outstanding (the "REGISTRATION PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and, unless as a result of a merger, sale of assets or other reorganization transaction, the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

          d. Use of Proceeds. The Company will use the proceeds from the sale of the Preferred Shares for substantially the same purposes and in substantially the same amounts as indicated in Schedule 4(d).

          e. Financial Information. The Company agrees to send the following during the Registration Period to each of Ramius Capital Group, L.L.C., 757 Third Avenue, 27th Floor, New York, New York
10017, Attention: Jeffrey Solomon, and Angelo, Gordon & Co., L.P., 245 Park Avenue, 26th Floor, New York, New York 10167, Attention: Gary Wolf (together, the "Subscriber Representatives") or at such other addresses as such parties shall inform the Company in writing: (i) within two (2) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements or amendments filed pursuant to the 1933 Act; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its subsidiaries and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

          f. Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 175% of the aggregate number of shares of Common Stock needed to provide for the issuance of the Conversion Shares and the Warrant Shares.

          g. Right of First Refusal. In the event that at any time or from time to time during the six (6) month period immediately following the Initial Closing Date, the Company proposes to issue or sell (a "FUTURE OFFERING") any shares of Common Stock or any of its securities which are convertible into or exchangeable for Common Stock or any convertible security, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of Common Stock (other than the Conversion Shares, the Warrant Shares, shares or options issued or which may be issued pursuant to the Company's employee, officer, director or consultant stock or option or similar equity-based compensation plans or shares issued upon exercise of options, warrants or rights outstanding on the Closing Date consisting of options and warrants to purchase 3,613,103 shares of Common Stock which are currently issued and outstanding or available for grant, securities issued pursuant to any future stock option or equity plan or arrangement for compensating employees, officers, directors or consultants, and securities issued in a registered public offering or as part of an investment by any licensee, prospective licensee, director, officer, or employee of the Company or members of their immediate families, or options or warrants which are not issued in connection with the raising of capital , securities issued to a corporate partner or other strategic investor or securities issued in a merger, acquisition or other reorganization transaction), whether singly or together with other securities at purchase price per share of Common Stock which is at a discount to the lowest reported sales price per share of Common Stock on the date of valuation, then the Company shall give written notice (the "FUTURE OFFERING NOTICE") to each Subscriber Representative, at the address provided in Section 4(e) of this Agreement, of such proposed Future Offering, specifying the terms and conditions thereof in reasonable detail, and each Subscriber shall have the right, exercisable by written notice delivered within seven (7) business days of the date of receipt by such Subscriber Representative of the Future Offering Notice, to subscribe for and purchase all (or such lesser portion as such Subscriber shall specify in writing) of the Common Stock or other securities proposed to be issued (pro rata based on the number of Initial Preferred Shares each Subscriber purchased in relation to the aggregate number of Initial Preferred Shares purchased by all of the Subscribers), on terms and conditions no less favorable to the Subscriber than those specified in the Future Offering Notice.

          h. Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon the Nasdaq National Market, NYSE or the AMEX, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on the Nasdaq National Market, NYSE or AMEX. Neither the Company nor any of its subsidiaries shall take any action which may result in the delisting or suspension of the Common Stock on the Nasdaq National Market, NYSE or AMEX. The Company shall promptly provide to each Subscriber copies of any notices it receives from the Nasdaq National Market, NYSE or AMEX regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(h).

          i. Expenses. Subject to Section 9(l) below, the Company shall pay Subscribers' reasonable expenses (including attorneys fees and expenses) in connection with negotiating and preparing the Transaction Documents and consummating the transactions contemplated thereby up to an aggregate of $25,000.

          j. Filing of Form 8-K. On or before the tenth (10th) day following each of the Closing Dates, the Company shall file a Form 8-K with the SEC describing the terms of the transaction contemplated by the Transaction Documents and consummated at such Closing, in each case in the form required by the 1934 Act.

          k. Filing of Certificate of Designations. On or before the Closing Date, the Company shall file with the Secretary of the State of the State of Florida the Certificate of Designations, in the form attached hereto as Exhibit A.

          5.  TRANSFER AGENT INSTRUCTIONS.

          In connection with any sales pursuant to the Registration Statement, the Company will promptly instruct its transfer agent, upon surrender of the Warrants or Common Stock issuable upon conversion of the Preferred Shares or exercise of the Warrants, to remove the restrictive legend from such shares of Common Stock. In addition, and if applicable, the Company shall reissue certificates representing the Securities without the legend set forth above at such time as (i) the Holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the 1933 Act or (ii) the Securities are sold to a purchaser or purchasers in a transaction exempt from registration under the 1933 Act, as evidenced by an opinion of counsel to the transferor delivered to and reasonably satisfactory to the Company. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Subscribers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Subscribers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

          6.  CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

          a. Initial Closing Date. The obligation of the Company hereunder to issue and sell the Initial Preferred Shares and deliver the Warrants to purchase the Initial Warrant Shares to each Subscriber at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Subscriber with prior written notice thereof:

        (i) Such Subscriber shall have executed each of the Transaction Documents and delivered the same to the Company.

        (ii) The Certificate of Designations shall have been filed with the Secretary of State of the State of Florida.

        (iii) Such Subscriber shall have delivered to the Company the Purchase Price for the Preferred Shares being purchased by such Subscriber at the Initial Closing by wire transfer of immediately available funds pursuant to wire transfer instructions provided by the Company.

        (iv) The representations and warranties of such Subscriber contained in this Agreement shall be true and correct in all material respects as of the date when made and as of the Initial Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Subscriber at or prior to the Initial Closing Date.

          b. Put Closing Date. The obligation of the Company hereunder to issue and sell the Put Preferred Shares to each Subscriber at the Put Closing and to deliver the Warrants to purchase the Put Warrant Shares is subject to the satisfaction, at or before the Put Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Subscriber with prior written notice thereof:

        (i) Such Subscriber shall have delivered to the Company the Purchase Price for the Put Preferred Shares being purchased by such Subscriber at the Put Closing by wire transfer of immediately available funds pursuant to wire transfer instructions provided by the Company.

        (ii) The representations and warranties of such Subscriber contained in this Agreement shall be true and correct in all material respects as of the date when made and as of the Put Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Subscriber at or prior to the Put Closing Date.

          7.  CONDITIONS TO EACH SUBSCRIBER'S OBLIGATION TO PURCHASE.

          a. Initial Closing Date. The obligation of each Subscriber hereunder to purchase the Initial Preferred Shares at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for each Subscriber's sole benefit and may be waived by such Subscriber at any time in its sole discretion:

        (i) The Company shall have executed each of the Transaction Documents, and delivered the same to such Subscriber.

        (ii) The Certificate of Designations shall have been filed with the Secretary of State of the State of Florida, and a copy thereof certified by such Secretary of State shall have been delivered to counsel for such Subscriber.

        (iii) The Common Stock shall be authorized for quotation on the Nasdaq National Market, NYSE or AMEX, trading in the Common Stock shall not have been suspended by the SEC, The Nasdaq Stock Market, Inc., NYSE or AMEX and all of the Conversion Shares issuable upon conversion of the Initial Preferred Shares and all of the Initial Warrant Shares shall be listed upon the Nasdaq National Market, NYSE or AMEX and the Subscribers shall have received evidence of such listing in a form acceptable to the Subscribers.

        (iv) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Initial Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Initial Closing Date. Such Subscriber shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Initial Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Subscriber including, without limitation, an update as of the Initial Closing Date regarding the representations contained in Sections 3(c) and 3(g) above.

        (v) Such Subscriber shall have received the opinion of the Company's counsel dated as of the Initial Closing Date, in form, scope and substance reasonably satisfactory to such Subscriber and in substantially the form of Exhibit D attached hereto.

        (vi) Such Subscriber shall have received the certificate of an officer of the Company in the form set forth as Exhibit E hereto.

        (vii) The Company shall have executed and delivered to such Subscriber the Stock Certificates (in such denominations as such Subscriber shall request) for the Initial Preferred Shares being purchased by such Subscriber at the Initial Closing and the Warrants to be issued to such Subscriber at the Initial Closing.

        (viii) The Board of Directors of the Company shall have adopted resolutions consistent with Section 3(b)(ii) above and in a form reasonably acceptable to such Subscriber (the "RESOLUTIONS").

        (ix) As of the Initial Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and the issuance of the Initial Warrant Shares, at least 3,000,000 shares of Common Stock.

        (x) The Company shall have delivered to such Subscriber a certificate evidencing the incorporation and good standing of the Company in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Initial Closing.

        (xi) The Company shall have delivered to such Subscriber a secretary's certificate certifying as to (a) the Resolutions, (b) the Articles of Incorporation and (c) By-laws, each as in effect at the Initial Closing.

        (xii) The Company shall have delivered to such Subscriber such other documents relating to the transactions contemplated by the Transaction Documents as such Subscriber or its counsel may reasonably request.

          b. Put Closing Date. The obligation of each Subscriber hereunder to purchase the Put Preferred Shares at the Put Closing is subject to the satisfaction, at or before the Put Closing Date, of each of the following conditions, provided that these conditions are for each Subscriber's sole benefit and may be waived by such Subscriber at any time in its sole discretion:

        (i) The Company shall have complied with the requirements of Section l(c) and all of the Put Notice Conditions set forth in Section l(d) shall have been satisfied.

        (ii) The Certificate of Designations shall be in full force and effect and shall not have been amended since the Initial Closing Date, and a copy thereof certified by the Secretary of State of the State of Florida shall have been delivered to such Subscriber.

        (iii) The Common Stock shall be authorized for quotation on the Nasdaq National Market, NYSE or AMEX, trading in the Common Stock shall not have been suspended by the SEC, The Nasdaq Stock Market, Inc., NYSE or AMEX and all of the Conversion Shares issuable upon conversion of the Put Preferred Shares and all of the Put Warrant Shares shall be listed upon the Nasdaq National Market, NYSE or AMEX and the Subscribers shall have received evidence of such listing in a form acceptable to the Subscribers.

        (iv) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Put Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Put Closing Date. Such Subscriber shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Put Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Subscriber including, without limitation, an update as of the Put Closing Date regarding the representations contained in Sections 3(c) and 3(g) above.

        (v) Such Subscriber shall have received the opinion of the Company's counsel dated as of the Put Closing Date, in form, scope and substance reasonably satisfactory to such Subscriber and in substantially the form of Exhibit D attached hereto.

        (vi) The Company shall have executed and delivered to such Subscriber the Stock Certificates (in such denominations as such Subscriber shall request) for the Put Preferred Shares being purchased by such Subscriber at the Put Closing and the Warrants to be issued to such subscriber at the Put Closing.

        (vii) The Board of Directors of the Company shall have adopted, and shall not have amended, the Resolutions in a form reasonably acceptable to such Subscriber.

        (viii) As of the Put Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and exercise of the Warrants, a number of shares of Common Stock equal to at least 150% of the number of shares of Common Stock which would be issuable upon conversion of the then outstanding Preferred Shares and upon exercise of the then outstanding Warrants, including for such purposes any Preferred Shares and Warrants to be issued at such Put Closing.

        (ix) During the period beginning on and including the Put Share Notice Date and ending on and including the Put Closing Date, the Market Price of the Common Stock shall not be less than the greater of (A) $6.00 or (B) 75% of the Market Price on the Put Share Notice Date;

        (x) The Company shall have delivered to such Subscriber a certificate evidencing the incorporation and good standing of the Company and each subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Put Closing.

        (xi) The Company shall have delivered to such Subscriber a secretary's certificate certifying as to (a) the Resolutions, (b) the Articles of Incorporation and (c) By-laws, each as in effect at the Put Closing.

        (xii) The Registration Statement with respect to the Common Stock issuable upon conversion of the Initial Preferred Shares and the Initial Warrant Shares shall have been declared effective under the 1933 Act by the SEC for at least sixty (60) trading days prior to the Put Closing Date and including the Put Closing Date.

        (xiii) The trading in securities generally shall not have been suspended by the National Association of Securities Dealers, Inc. (the "NASD") and trading in the Common Stock shall not have been suspended by the SEC or the NASD.

        (xiv) The representations of the Company set forth in Section 3(h) hereof shall be true and correct as of the Put Closing Date.

        (xv) The Company shall have delivered to such Subscriber such other documents relating to the transactions contemplated by this Agreement as such Subscriber or its counsel may reasonably request.

        (xvi) During the period beginning on the Initial Closing Date and ending on and including the Put Closing Date, the Company shall have at all times delivered Conversion Shares upon conversion of the Preferred Shares on a timely basis as set forth in the Certificate of Designations and otherwise shall have been in compliance with and shall not have breached the provisions of the Transaction Documents and the Certificate of Designations.

          8.  INDEMNIFICATION.
          The Company, on the one hand, and each Subscriber (severally and not jointly), on the other hand, shall indemnify the other against any loss, cost or damages (including reasonable attorney's fees and expenses) suffered or incurred as a result of such party's breach of any representation, warranty, covenant or agreement in this Agreement.

          9.  GOVERNING LAW; MISCELLANEOUS.

          a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          b. Counterparts. This Agreement may be executed in two or more identical counterparts, each or all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

          c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          e. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Subscribers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and any other instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement of such waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding.

          f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically generated and kept on file by the sending party);
(iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

               If to the Company:

                   The Panda Project, Inc.
                   901 Yamato Road
                   Boca Raton, Florida  33431
                   Telephone:  (561) 994-2300
                   Facsimile:  (561) 944-2436
                   Attention:  Stanford W. Crane, Jr.

               With a copy to:

                   Hale and Dorr LLP
                   1455 Pennsylvania Avenue NW
                   Washington, D.C.  20004
                   Telephone:  (202) 942-8400
                   Facsimile:  (202) 942-8484
                   Attention:  Gilbert B. Kaplan, Esq.

               If to the Transfer Agent:

                   American Stock Transfer & Trust Company
                   40 Wall Street
                   New York, New York 10005
                   Telephone:  (718) 921-8247
                   Facsimile:  (718) 921-8323
                   Attention:  Wilbert Miles

          If to a Subscriber, to its address and facsimile number on the Schedule of Subscribers, with copies to such Subscriber's representatives as set forth on the Schedule of Subscribers.

          Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

          g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares or Warrant Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of two-thirds (2/3) of the Preferred Shares then outstanding, including by merger or consolidation, except pursuant to a Paragraph 4 Transaction (as defined in the Certificate of Designations) in compliance with the Certificate of Designations.
A Subscriber may assign some or all of its rights hereunder to affiliates or associates of such Subscriber, without the consent of the Company, and to others, with the consent of the Company; provided, however, that any such assignment shall not release such Subscriber from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption.

          h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          i.  Survival.  Unless this Agreement is terminated under
Section 9(l), the representations and warranties of the Company and the Subscribers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive each of the Closings notwithstanding any investigation made by any party hereto. Each Subscriber shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

          j. Publicity. The Company and the Subscribers shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Subscriber, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Subscriber shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

          k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          l. Termination. In the event that the Initial Closing shall not have occurred with respect to a Subscriber on or before three (3) business days from the date hereof due to the Company's or such Subscriber's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 9(l) pursuant to such a breach by the Company, the Company shall remain obligated to pay the expenses of the Subscriber described in Section 4(i) above.

          m. Placement Agent. Each of the Company and the Subscribers, on their own behalf, acknowledges that, except for the retention of Shipley Raidy Capital Partners, LP by the Subscribers, it has not engaged a placement agent in connection with the sale of the Preferred Shares.



          IN WITNESS WHEREOF, the Subscribers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                            SUBSCRIBERS:

THE PANDA PROJECT, INC.           AGR HALIFAX FUND, LTD.

By:/s/ Stanford W. Crane, Jr.   By:  AG Ramius Partners, LLC
Name: Stanford W. Crane, Jr.         Investment Advisor
Title: President and CEO

                                By:
                                    --------------------------
                                    Name:
                                    Title:  Managing Officer


                            LEONARDO, L.P.
                                 By:  Angelo, Gordon & Co., L.P.
                                      General Partner

                                 By:
                                      --------------------------
                                      Name:  Michael L. Gordon
                                      Title:  Chief Operating Officer

                            GAM ARBITRAGE INVESTMENTS, INC.
                                 By:  Angelo, Gordon & Co., L.P.
                                      Investment Advisor


                                 By:
                                      --------------------------
                                      Name:  Michael L. Gordon
                                      Title:  Chief Operating Officer


                            AG SUPER FUND INTERNATIONAL PARTNERS, L.P.
                                 By:  Angelo, Gordon & Co., L.P.
                                      General Partner


                                 By:
                                      --------------------------
                                      Name:  Michael L. Gordon
                                      Title:  Chief Operating Officer


                            RAPHAEL, L.P.

                                 By:
                                       --------------------------
                                       Name:  Michael L. Gordon
                                       Title:  Chief Operating Officer


                            RAMIUS FUND, LTD.
                                 By:  AG Ramius Partners, L.L.C.
                                      Investment Advisor


                                 By:
                                       --------------------------
                                       Name:  Michael L. Gordon
                                       Title:  Managing Officer


                            PINE STREET ASSET MANAGEMENT, L.P.

                                 By:
                                        --------------------------
                                 Name:
                                 Title: